                                                                    EXHIBIT 10.6

THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF (COLLECTIVELY, THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT UNDER THE ACT WITH RESPECT TO THE SECURITIES OR DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT OR UNLESS SOLD IN FULL COMPLIANCE WITH RULE 144 UNDER THE ACT.

                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                               DIGIRAD CORPORATION

                                                Date of Issuance - June 16, 2004

                            Void after June 16, 2008

         Digirad Corporation, a Delaware corporation (the "COMPANY"), hereby certifies that, for value received _________________ (including any successors and assigns, the "HOLDER"), is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time, before 5:00 PM, Pacific time on June 16, 2008 (the "EXPIRATION DATE") up to ___________ shares of Common Stock of the Company (the "WARRANT SHARES"), subject to adjustment as provided herein. The purchase price per share of such Common Stock upon exercise of this Warrant shall be $12.00 (the "EXERCISE PRICE"), subject to adjustment as provided herein. This Warrant is issued to the Holder in connection with and subject to the terms and conditions of that certain Loan Modification and Warrant Issuance Agreement dated May 7, 2004, by and among the Company, Holder and/or his assignor and the other parties thereto (the "LOAN MODIFICATION AGREEMENT").

         1. EXERCISE PERIOD. Subject to Section 2.2 herein, this Warrant may be exercised by the Holder at any time or from time to time after the Date of Issuance noted above but before 5:00 PM, Pacific time on the Expiration Date (the "EXERCISE PERIOD").

         2. EXERCISE OF WARRANT; NUMBER OF WARRANT SHARES; TERMINATION.

             2.1 EXERCISE OF WARRANT; PARTIAL EXERCISE. This Warrant may be exercised in full or in part by the Holder with respect to any or all of the Warrant Shares by surrender of this Warrant, together with the form of subscription attached hereto as SCHEDULE 1, duly executed by the Holder, to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, of the aggregate Exercise Price for the Warrant Shares to be purchased hereunder. For any partial exercise hereof, the Holder shall designate in a notice of exercise or net issue election notice that number of shares of Common Stock that he wishes to purchase. On any such partial exercise, the Company at its expense shall forthwith issue and deliver to the Holder a new warrant of like tenor, in the name of the Holder, which shall be exercisable for such number of shares of Common Stock represented by this Warrant which have not been purchased upon such exercise.

             2.2 TERMINATION OF THE WARRANT UPON A CORPORATE TRANSACTION. Immediately following the occurrence of a Corporate Transaction, this Warrant shall terminate and cease to be outstanding, provided that written notice has been given to the Holder at least 20 days prior to the occurrence of the Corporate Transaction. For the purposes of this Warrant, a "Corporate Transaction" shall mean: (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction; or (ii) the sale, transfer or other disposition of all or substantially all of the Company's assets in complete liquidation or dissolution of the Company.

         3. NET ISSUANCE.

3.1 RIGHT TO CONVERT. The Holder shall have the right to convert this Warrant or any portion thereof (the "CONVERSION RIGHT") into shares of Common Stock as provided in this Section 3 at any time or from time to time during the Exercise Period. Upon exercise of the Conversion Right with respect to a particular number of Warrant Shares (the "CONVERTED WARRANT SHARES"), the Company shall deliver to the Holder (without payment by the Holder of any exercise price or any cash or other consideration) that number of shares of fully paid and nonassessable shares of Common Stock computed using the following formula:

         X = Y (A - B)
             ---------
                 A

         Where       X =   the number of shares of Common Stock to be delivered
                           to the Holder

                     Y =   the number of Converted Warrant Shares

                     A = the fair market value of one share of the Company's Common Stock on the Conversion Date (as defined below)

                     B = the Exercise Price (as adjusted through the Conversion Date)

The Conversion Right may only be exercised with respect to a whole number of Warrant Shares. No fractional shares shall be issuable upon exercise of the Conversion Right, and if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to the Holder an amount in cash equal to the fair market value of the resulting fractional share on the Conversion Date (as defined below). Shares issued pursuant to the Conversion Right shall be treated as if they were issued upon the exercise of this Warrant.

             3.2 METHOD OF EXERCISE. The Conversion Right may be exercised by the Holder by the surrender of this Warrant at the principal office of the Company together with a written statement specifying that the Holder thereby intends to exercise the Conversion Right and indicating the total number of shares under this Warrant that the Holder is exercising through the Conversion Right. Such conversion shall be effective upon receipt by the Company of this Warrant together with the aforesaid written statement, or on such later date as is specified therein (the "CONVERSION DATE") and at such time the person in whose name any certificate for shares of Common Stock shall be issuable upon such exercise shall be deemed to be the record holder of such Common Stock for all purposes. Certificates for the shares issuable upon exercise of the Conversion Right and, if applicable, a new warrant evidencing the balance of the shares remaining subject to the Warrant, shall be issued as of the Conversion Date and shall be delivered to the Holder promptly following the Conversion Date.

             3.3 DETERMINATION OF FAIR MARKET VALUE. For purposes of this
Section 3, fair market value of a share of Common Stock on the Conversion Date shall mean:

                  (1) If traded on a stock exchange, the fair market value of the Common Stock shall be deemed to be the average of the closing selling prices of the Common Stock on the stock exchange determined by the Board of Directors of the Company (the "BOARD") to be the primary market for the Common Stock over the ten (10) trading day period (or such shorter period immediately following the closing of the Company's initial public offering) ending on the date prior to the Conversion Date, as such prices are officially quoted in the composite tape of transactions on such exchange;

                  (2) If traded over-the-counter, the fair market value of the Common Stock shall be deemed to be the average of the closing bid prices (or, if such information is available, the closing selling prices) of the Common Stock over the ten (10) trading day period (or such shorter period immediately following the closing of the Company's initial public offering) ending on the date prior to the Conversion Date, as such prices are reported by the National Association of Securities Dealers through its NASDAQ system or any successor system; and

                  (3) If there is no public market for the Common Stock, the fair market value of the Common Stock shall be determined in good faith by the Board.

         4. WHEN EXERCISE EFFECTIVE. The exercise of this Warrant pursuant to
Section 2 shall be deemed to have been effected immediately prior to the close of business on the business day on which this Warrant is surrendered to the Company as provided in Section 2.1, or on such later date as is specified in the form of subscription, and at such time the person in whose name any certificate for shares of Common Stock shall be issuable upon such exercise, as provided in
Section 5, shall be deemed to be the record holder of such Common Stock for all purposes.

         5. DELIVERY ON EXERCISE. As soon as practicable after the exercise of this Warrant in full or in part pursuant to Section 2, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder, or as the Holder may direct, a certificate or certificates for the number of fully paid and nonassessable full shares of Common Stock to which the Holder shall be entitled on such exercise, together with cash, in lieu of any fraction of a share, equal to such fraction of the current market value of one full share of Common Stock as determined pursuant to Section 3.3.

         6. ADJUSTMENTS. The number and kind of shares of Common Stock (or any shares of stock or other securities which may be) issuable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of certain events, as follows:

             6.1 DIVIDENDS, DISTRIBUTIONS, STOCK SPLITS OR COMBINATIONS. If the Company shall at any time or from time to time after the date hereof (a) make or issue, or fix a record date for the determination of holders of Common Stock (or any shares of stock or other securities which may be issuable upon the exercise of this Warrant) entitled to receive, a dividend or other distribution payable in additional shares of common or preferred stock (as the case may be), (b) subdivide its outstanding shares of Common Stock (or any shares of stock or other securities which may be issuable upon the exercise of this Warrant) into a larger number of shares of Common Stock (or any shares of stock or other securities which may be issuable upon the exercise of this Warrant) or (c) combine its outstanding shares of Common Stock (or any shares of stock or other securities which may be issuable upon the exercise of this Warrant) into a smaller number of shares of Common Stock (or any shares of stock or other securities which may be issuable upon the exercise of this Warrant), then and in each such event the Exercise Price then in effect and the number of shares issuable upon exercise of this Warrant shall be appropriately adjusted.

             6.2 RECLASSIFICATION OR REORGANIZATION. If the Common Stock (or any shares of stock or other securities which may be) issuable upon the exercise of this Warrant shall be changed into the same or different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for in Section 6.1 above, or pursuant to a Corporate Transaction), then and in each such event the Holder shall be entitled to receive upon the exercise of this Warrant the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change to which a holder of the number of shares of Common Stock (or any shares of stock or other securities which may be) issuable upon the exercise of this Warrant would have received if this Warrant had been exercised immediately prior to such reorganization, reclassification or other change, all subject to further adjustment as provided herein.

             6.3 NOTICE OF ADJUSTMENTS AND RECORD DATES. The Company shall promptly notify the Holder in writing of each adjustment or readjustment of the Exercise Price and the number of shares of Common Stock (or any shares of stock or other securities which may be) issuable upon the exercise of this Warrant. Such notice shall state the adjustment or readjustment and show in reasonable detail the facts on which that adjustment or readjustment is based. In the event of any taking by the Company of a record of the holders of Common Stock (or any shares of stock or other securities which may be issuable upon the exercise of this Warrant) for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, the Company shall notify Holder in writing of such record date at least twenty (20) days prior to the date specified therein.

             6.4 WHEN ADJUSTMENTS TO BE MADE. No adjustment in the Exercise Price shall be required by this Section 6 if such adjustment either by itself or with other adjustments not previously made would require an increase or decrease of less than one percent (1%) in such price. Any adjustment representing a change of less than such minimum amount which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 6 and not previously made, would result in a minimum adjustment. Notwithstanding the foregoing, any adjustment carried forward shall be made no later than ten (10) business days prior to the Expiration Date. All calculations under this Section 6.4 shall be made to the nearest cent. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

             6.5 CERTAIN OTHER EVENTS. If any change in the outstanding Common Stock (or any shares of stock or other securities which may be issuable upon the exercise of this Warrant) or any other event occurs as to which the other provisions of this Section 6 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the Holder of the Warrant in accordance with such provisions, then the Board shall make an adjustment in the number and class of shares available under this Warrant, the Exercise Price or the application of such provisions, so as to protect such purchase rights as aforesaid. The adjustment shall be such as will give the Holder, upon exercise of this Warrant, the same aggregate Exercise Price and the same total number, class and kind of shares as the Holder would have owned had this Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment.

         7. REPLACEMENT OF WARRANTS. On receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver to the Holder, in lieu thereof, a new warrant of like tenor.

         8. NO RIGHTS OR LIABILITY AS A STOCKHOLDER. This Warrant does not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company. No provisions hereof, in the absence of affirmative action by the Holder to purchase Common Stock, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder as a stockholder of the Company.

         9. REPRESENTATIONS OF HOLDER.

         The Holder hereby represents, covenants and acknowledges to the Company that:

             (1) this Warrant and the Warrant Shares are "restricted securities" as such term is used in the rules and regulations under the Securities Act of 1933, as amended (the "ACT") and that this Warrant and the Warrant Shares have not been registered under the Act and the Company has no present intention of registering the Securities under the Act or any state securities law, and that this Warrant and the Warrant Shares must be held indefinitely unless a transfer can be made pursuant to appropriate exemptions (including, without limitation, pursuant to Rule 144 under the Act);

             (2) the Holder has read, and fully understands, the terms of this Warrant set forth on its face and the attachments hereto, including the restrictions on transfer contained herein;

             (3) the Holder is purchasing for investment for his own account and not with a view to or for sale in connection with any distribution of this Warrant or the Warrant Shares and he has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws; and

             (4) the Holder (i) has received all information the Holder has requested from the Company and considers necessary or appropriate for deciding whether to acquire this Warrant and the Warrant Shares, (ii) has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of this Warrant and the Warrant Shares and to obtain any additional information necessary to verify the accuracy of the information given to the Holder, and (iii) has such knowledge and experience in financial and business matters such that the Holder is capable of evaluating the merits and risks of the investment in this Warrant and the Warrant Shares.

         10. MARKET STAND-OFF AGREEMENT. The Holder hereby agrees that, during the period of duration specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Act, he shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that:

             (1) Such agreement shall not exceed 180 days for the first such registration statement of the Company which covers Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering;

             (2) Such agreement shall not exceed ninety (90) days for any subsequent registration statement of the Company which covers Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering; and

             (3) All directors and officers of the Company as well as all holders of one percent (1%) or more of the Company's outstanding capital stock are similarly bound.

         In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to securities held by the Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

         11. MISCELLANEOUS.

             11.1 TRANSFER OF WARRANT. This Warrant shall not be transferable or assignable by the Holder without the express written consent of the Company; provided, however, that one hundred eighty (180) days after the Date of Issuance the Holder may transfer or assign this Warrant, without the Company's written consent, to any recipient of least 5,714 of the Warrant Shares (as adjusted for any stock split, combination, reclassification or reorganization) who agrees in writing to be bound by the provisions of this Warrant.

             11.2 NOTICES. Any notice required or permitted under this Warrant shall be in writing and shall be hand delivered, sent by facsimile or other electronic medium, by registered or certified mail, postage prepaid, or by nationally recognized overnight carrier to the Company or to the Holder at the address set forth below on the signature page to this Warrant or to such other address as may be furnished in writing to the other party hereto. Such notice shall be deemed effectively given (i) if hand delivered, upon delivery, (ii) if sent by facsimile or other electronic medium, when confirmed, if sent during the normal business hours of the recipient (if not sent during the normal business hours of the recipient, then on the next business day), (iii) if sent by mail, five days after having been sent, or (iv) if sent by nationally recognized overnight courier, one day after deposit with such courier.

             11.3 ATTORNEYS' FEES. If any action at law or in equity is necessary to enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to reasonable attorneys' fees, costs and disbursements in addition to any other relief to which such party may be entitled.

             11.4 AMENDMENTS AND WAIVERS. Any term of this Warrant may be amended and the observance of any other term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and holders of Warrants representing at least a majority of the aggregate number of Warrant Shares issuable upon exercise of all outstanding Warrants issued pursuant to the Loan Modification Agreement. Any amendment or waiver effected in accordance with this paragraph shall be binding upon the Company, the Holder and the holders of all Warrants issued pursuant to the Loan Modification Agreement.

             11.5 SEVERABILITY. If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

             11.6 GOVERNING LAW. This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.


                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned have caused this Warrant to be executed by its officers thereunto duly authorized.

COMPANY:                                     DIGIRAD CORPORATION



                                             By:
                                                 -------------------------------
                                                 Todd P. Clyde
                                                 Chief Financial Officer

                                             Address: 13950 Stowe Drive
                                                      Poway, CA  92064



HOLDER:
                                             -----------------------------------


                                               Address:



                         [COUNTERPART SIGNATURE PAGE TO
            WARRANT TO PURCHASE COMMON STOCK OF DIGIRAD CORPORATION]

                                   SCHEDULE 1
                                   ----------

                              FORM OF SUBSCRIPTION

                   (To be signed only on exercise of Warrant)



To:      Digirad Corporation


         The undersigned, the holder of the Warrant attached hereto, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and to purchase thereunder, _______* shares of common stock of Digirad Corporation, and herewith makes payment of $__________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to ____________________, whose address is ____________________.


                                    ____________________________________________
                                    (Signature must conform in all respects to name of the Holder as specified on the face of the Warrant)



                                    ____________________________________________
                                                   (Print Name)



                                    ____________________________________________
                                                     (Address)

Dated: _____________________




_________________

* Insert here the number of shares as to which the Warrant is being exercised.

                              SCHEDULE OF INVESTORS


                                                       NO. OF
WARRANTHOLDER                                          SHARES
------------------------------------              ---------------
Clinton L. Lingren                                      23,809
Jack F. Butler                                          19,009
Alice G. Butler                                          1,200
Jack F. Butler, Jr.                                      1,200
Michael Butler                                           1,200
Patricia Butler                                          1,200
                                                  ---------------
                              TOTAL:                    47,618